B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 1 Investor Presentation August 12, 2021

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 2 B&W Enterprises cautions that this presentation contains forward-looking statements, including, without limitation, statements relating to adjusted EBITDA and sales targets, expectations regarding future growth, expansion and profitability, as well as statements about B&W’s future pipeline of new projects and business within its Renewable, Environmental and Thermal operating segments and their impact on future shareholder value. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, among other things, the impact of COVID-19 on us and the capital markets and global economic climate generally; our recognition of any asset impairments as a result of any decline in the value of our assets or our efforts to dispose of any assets in the future; our ability to obtain and maintain sufficient financing to provide liquidity to meet our business objectives, surety bonds, letters of credit and similar financing; our ability to comply with the requirements of, and to service the indebtedness under, our debt facility agreements; our ability to pay dividends on our 7.75% Series A Cumulative Perpetual Preferred Stock, the highly competitive nature of our businesses and our ability to win work, including identified project opportunities in our pipeline; general economic and business conditions, including changes in interest rates and currency exchange rates; cancellations of and adjustments to backlog and the resulting impact from using backlog as an indicator of future earnings; our ability to perform contracts on time and on budget, in accordance with the schedules and terms established by the applicable contracts with customers; failure by third-party subcontractors, partners or suppliers to perform their obligations on time and as specified; our ability to successfully resolve claims by vendors for goods and services provided and claims by customers for items under warranty; our ability to realize anticipated savings and operational benefits from our restructuring plans, and other cost-savings initiatives; our ability to successfully address productivity and schedule issues in our B&W Renewable, B&W Environmental and B&W Thermal segments, including the ability to complete our B&W Renewable's European EPC projects and B&W Environmental's U.S. loss projects within the expected time frame and the estimated costs; our ability to successfully partner with third parties to win and execute contracts within our B&W Renewable, B&W Environmental and B&W Thermal segments; changes in our effective tax rate and tax positions, including any limitation on our ability to use our net operating loss carryforwards and other tax assets; our ability to successfully manage research and development projects and costs, including our efforts to successfully develop and commercialize new technologies and products; the operating risks normally incident to our lines of business, including professional liability, product liability, warranty and other claims against us; changes in, or our failure or inability to comply with, laws and government regulations; actual or anticipated changes in governmental regulation, including trade and tariff policies; difficulties we may encounter in obtaining regulatory or other necessary permits or approvals; changes in, and liabilities relating to, existing or future environmental regulatory matters; changes in actuarial assumptions and market fluctuations that affect our net pension liabilities and income; the Company’s ability to successfully compete with current and future competitors; the Company’s ability to negotiate and maintain good relationships with labor unions; changes in pension and medical expenses associated with its retirement benefit programs; social, political, competitive and economic situations in foreign countries where it does business or seeks new business; the termination of our prior credit agreement and the restrictions on operations under our new revolving credit agreement; and the other factors specified and set forth under "Risk Factors" in our periodic reports filed with the Securities and Exchange Commission, including, without limitation, the risks described in the Company's Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Report on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021 under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" (as applicable). These factors should be considered carefully, and B&W Enterprises cautions not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, and undertakes no obligation to update or revise any forward-looking statement, except to the extent required by applicable law. Non-GAAP Financial Measures This presentation contains information regarding our adjusted EBITDA (including calculated on a pro forma basis to show the effect of certain changes in our operations and strategic focus going forward) and adjusted gross profit, which are non GAAP financial measures. Adjusted EBITDA on a consolidated basis is defined as the sum of the adjusted EBITDA for each of the segments, plus allocations to corporate and research and development costs. At a segment level, adjusted EBITDA is consistent with the way our chief operating decision maker reviews the results of operations and makes strategic decisions about the business and is calculated as earnings before interest, tax, depreciation and amortization adjusted for items such as gains or losses on asset sales, net pension benefits, restructuring costs, impairments, gains and losses on debt extinguishment, costs related to financial consulting, research and development costs and other costs that may not be directly controllable by segment management and are not allocated to the segment. We present consolidated Adjusted EBITDA because we believe it is useful to investors to help facilitate comparisons of our ongoing, operating performance before corporate overhead and other expenses not attributable to the operating performance of our revenue generating segments. In this presentation, we also present certain targets for our adjusted EBITDA in the future; these targets are not intended as guidance regarding how we believe the business will perform. We are unable to reconcile these targets to their GAAP counterparts without unreasonable effort and expense due to the aspirational nature of these targets. This presentation also presents adjusted gross profit. We believe that adjusted gross profit by segment is useful to investors to help facilitate comparisons of the ongoing, operating performance by excluding expenses related to, among other things, activities related to the spin off, activities related to various restructuring activities we have undertaken, corporate overhead (such as SG&A expenses and research and development costs) and certain non-cash expenses such as intangible amortization and goodwill impairments. Safe Harbor Statement

Executive Summary


B&W BABCOCK & WILCOX RENEWABLE
B&W BABCOCK & WILCOX ENVIRONMENTAL
B&W BABCOCK & WILCOX THERMAL

Strong Global Brand

Babcock & Wilcox provides high-quality, innovative renewable, environmental and thermal technologies and has served critical power generation and industrial applications for more than 150 years.

Executing a Transformation

B&W is executing a robust growth strategy after:

- Recovering from losses related to several expanded-scope projects, returning to its core technology and delivery model
- Implementing $137 million in cost savings initiatives, with another $5 million identified, and
- Reducing total secured debt by $347 million in 2021 to position for growth and support clean energy growth initiatives

Positioned for Growth

B&W's transformation is gaining momentum, with new branding and a global expansion underway to pursue more than $6 billion in identified project opportunities in high-growth markets over the next three years. B&W is pursuing a further expansion of its clean energy portfolio through innovation and acquisition.

Building Toward the Future

After achieving ~$66 million in adjusted EBITDA in the 12 months ended June 30, 2021, B&W is targeting[1]:

- FY2021 adjusted EBITDA of $70-$80 million
- FY2022 adjusted EBITDA of $95-$105 million

Advancing energy and environmental solutions that bring power and progress to our world

(1) The most comparable GAAP target information is not available without unreasonable effort; based on Q2 2021 results

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.

Disclaimer: B&W Enterprises cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation and may be impacted by the risks described in our SEC reports including, without limitation, the impact of COVID-19 on us and the capital markets and global economic climate generally. We undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

3

Next Generation B&W

B&W FOUNDATION DRIVES GROWTH STRATEGY

- Advanced Technologies
- Research & Innovation
- Global Brand Equity
- High-Growth End Markets
- Vast Installed Base

B&W BABCOCK & WILCOX RENEWABLE

A Circular Economy

For our economy and future generations, we continually develop ecologically sound ways of recycling resources, like biomass and waste, to create clean, renewable baseload power while reducing greenhouse gas emissions.

B&W BABCOCK & WILCOX ENVIRONMENTAL

The Clear Choice for Our Climate

As an industry leader in providing advanced air emissions control and energy recovery equipment and technologies, our engineered solutions are designed to reduce the environmental impact of industrial processes.

B&W BABCOCK & WILCOX THERMAL

Efficient. Safe. Reliable.

From the initial patent for the water-tube safety boiler to the world's first supercritical boiler to technologies using the latest advanced steam cycles, our robust thermal energy designs deliver availability and long-term operation.

The next generation Babcock & Wilcox is providing innovative environmental and renewable solutions, generating recurring revenues from a broad thermal installed base and expanding globally

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC. 4

What We Do



RENEWABLE

Technologies for Renewable Power & Resource Recovery

Waste-to-energy and biomass-to-energy baseload power, chemical recovery boilers for pulp & paper, multi-fuel technology, Dynagrate® and vibrating combustion grates



ENVIRONMENTAL

Technologies for a Clean Environment

Emissions controls, ash handling systems for bottom and fly ash, submerged grind conveyors, wet, dry and hybrid cooling systems, carbon capture



THERMAL

Technologies for Efficient Steam Generation

Boilers, ancillary equipment and global aftermarket parts, service and upgrade offerings to effectively utilize a wide range of fuels for power or industrial applications

Delivering value to our customers through technology-driven products and services, with 600 active patents worldwide
Continual product improvement and research and development to support future needs, including carbon capture

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
5

Installed & Proven Technologies

BABCOCK & WILCOX RENEWABLE

More than 500 waste-to-energy and biomass-to-energy units at more than 300 facilities in more than 30 countries, serving a wide range of utility, waste management, municipality and investment firm customers



Combined installed capacity of our WtE technology is more than 48 million tons of waste per year and more than 5 GW of electricity from our BtE technology



~90 pulp and paper recovery boiler units in North America; at nearly 50%, the largest installed base among OEMs



BABCOCK & WILCOX ENVIRONMENTAL

Key patented ADIOX® and MERCOX™ flue gas environmental technology installed in more than 120 plants



Large installed base of wet and dry scrubbers to meet environmental regulations and technologies to improve ESP performance at a wide range of utility and industrial installations



Nearly 2,000 cooling system units (7,000+ cells) across the globe



BABCOCK & WILCOX THERMAL

More than 5,000 industrial water-tube package boilers installed in a variety of facilities, including refining, petro-chemical, food processing, metals and mining composite and carbon fiber, carbon black and wood products



~110 GW of baseload power generation capacity through ~330 operating fossil fuel boiler units in the U.S.



~180 operating utility and industrial boiler units across 38 countries outside of North America (excluding waste-to-energy and biomass)



A vast global installation of B&W's core technologies at utility and industrial plants, renewable plants and pulp & paper facilities create a large growth opportunity for parts, services and retrofits

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
6

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 7 Company Profile Babcock & Wilcox is a global leader in advanced environmental, renewable and thermal technologies and services for power and industrial applications. B&W Renewable Power Generation 51% Industrial 49% Aftermarket & Upgrades 21% Parts & Services 76% North America 42% Europe 50% Asia & Other 8% New Build 3% Industrial 35% Power Generation 65% Aftermarket & Upgrades 39% Parts & Services 49% North America 66% Europe 17% New Build 12% Asia & Other 17% Headquarters: Akron OH, USA Founded: 1867 Ownership: Public (NYSE:BW) LTM Q2 2021 Revenue: $654M Employees: ~2,100 Corporate Snapshot 22% Note: All charts based on LTM June 30, 2021 revenues, unless otherwise noted. 18% 60% Consolidated B&W Thermal Industrial 26% Power Generation 74% Aftermarket & Upgrades 49% Parts & Services 41% North America 83% Europe 1% Asia & Other 16% New Build 10% B&W Environmental Industrial 54% Power Generation 46% Aftermarket & Upgrades 29% Parts & Services 42% North America 39% Europe 31% New Build 29% Asia & Other 30%

Global Expansion

Global footprint and ongoing expansion positions B&W to leverage market trends around the world



2021-2023
Addressable Market
Europe
More than $7B
2021-2023
Addressable Market
Asia-Pacific
More than $8B
2021-2023
Addressable Market
Middle East & Africa
More than $4B
2021-2023
Addressable Market
Americas
More than $8B
Manufacturing
Service Facilities
Future Service Facilities
Construction
Sales/Support
Future Sales/Support
Sales Reps
Future Sales Reps

Total pipeline more than $6 billion over the next 3 years excluding parts & services

3-Year Pipeline



B&W RENEWABLE
$ MILLIONS
$970
$1,198
$1,163
$371
Americas
APAC
Europe
ME/A



B&W ENVIRONMENTAL
$ MILLIONS
$424
$155
$136
$263
Americas
APAC
Europe
ME/A



B&W THERMAL
$ MILLIONS
$906
$68
$26
$846
Americas
APAC
Europe
ME/A

Target Revenue Split 2023



B&W ENVIRONMENTAL
20-25%
B&W THERMAL
35-45%
B&W RENEWABLE
30-40%

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.

Disclaimer: B&W Enterprises cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation and may be impacted by the risks described in our SEC reports including, without limitation, the impact of COVID-19 on us and the capital markets and global economic climate generally. We undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

8

B&W's Waste-to-Energy Technology Reduces Methane Emissions

- Methane has **84 times** the Global Warming Potential (GWP) of CO_2[i]
- **Annual additions to landfills** in the U.S.[ii] produce emissions equivalent to **10 million cars**
- **Landfills in the U.S.**[iii] emit more than 330 million tons of 20-year basis GWP each year, roughly equal to **70 million cars**[iv]
- Waste-to-Energy (WTE) avoids landfilling while producing **baseload clean energy**

- **B&W's state-of-the-art technology** has been installed in more than 500 units in more than 30 countries, including:
  - The most recent WTE facility in the U.S. (Palm Beach Renewable Energy Facility, Florida)
  - One of the world's largest waste treatment facilities in the world (Shenzhen East, China)

One Ton of Waste in a **LANDFILL**
Emits **3.42** Metric Tons of Global Warming Potential

One Ton of Waste in a **WASTE-TO-ENERGY FACILITY**
Emits **.001** Metric Tons of Global Warming Potential


Landfill methane is 84 times as potent as CO_2
Reduced to .03% of Landfill GWP

WTE Technologies

- Boiler/steam generation island
- DynaGrate® combustion grate
- Fuel handling systems
- Emissions control equipment







B&W is actively deploying technology today which curbs the global warming impact of methane

[i] Anthropogenic and Natural Radiative Forcing. In: Climate Change 2013: The Physical Science Basis. Contribution of Working Group I to the Fifth Assessment Report of the Intergovernmental Panel on Climate Change [Stocker, T.F., D. Qin, G.-K. Plattner, M. Tignor, S.K. Allen, J. Boschung, A. Nauels, Y. Xia, V. Bex and P.M. Midgley (eds.)]. Cambridge University Press, Cambridge, United Kingdom and New York, NY, USA. https://www.ipcc.ch/site/assets/uploads/2018/02/WG1AR5_Chapter08_FINAL.pdf; 20-year basis
[ii] EIA Biomass Explained: Waste-to-energy (Municipal Solid Waste), November 29, 2020 https://www.eia.gov/energyexplained/biomass/waste-to-energy.php
[iii] EPA Landfill Methane Outreach Program: Project and Landfill Data by State; https://www.epa.gov/lmop/project-and-landfill-data-state#:~:text=The%20LMOP%20Landfill%20and%20Landfill,more%20than%202%2C600%20MSW%20landfills and EPA U.S. Greenhouse Gas Inventory 2020, Chapter 7: Waste, Section 7.1 Landfills (CRF Source Category 5A1)
[iv] Equivalent car emissions calculated using EPA metric of 4.6 metric tons of CO2 per year per passenger car

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
9

B&W's ClimateBright™ Decarbonization Technologies are Ready

ClimateBright™
DECARBONIZATION TECHNOLOGIES

BrightLoop™
CHEMICAL LOOPING



OXYGEN
STEAM
WATER
COMBUSTOR
REDUCER
OXIDIZER
FUEL
STEAM
AIR

- Jointly developed with The Ohio State University
- Can simultaneously produce hydrogen
- Pilot testing complete on both syngas and coal at 250 kW_{th} input
- Ready for scale-up to 4 x 2.5 MW_e

FUELS: Coal, pet coke, natural gas and any syngas

OxyBright™
OXYGEN-FUEL COMBUSTION



Boiler
Wet FGD
ASU (Oxygen supply)
Direct Contact Cooler
Fabric Filter
Coal Pulverizers
CPU (CO_2 Compression)

- Pilot-scale testing complete (30 MW_{th})
- 168 MW_e full-scale design ready

FUELS: Natural gas and solid fuels (biomass, coal)

SolveBright™
POST-COMBUSTION CARBON CAPTURE



- Pilot testing complete
- Post-combustion amine-based solvent process
- First solvent demonstrated at National Carbon Capture Center (NCCC) Southern Company's Plant Gaston
- Reference plant design ready

FUELS: Any combustion, gasification and industrial process that produces a flue gas stream with CO^2

BrightGen™
HYDROGEN COMBUSTION



- Commercially ready and currently in operation
- A combustion technology that produces no CO_2
- Can be retrofitted to fire hydrogen

FUELS: Hydrogen, alone or in combination with natural gas, oil, or other gaseous fuels

B&W BABCOCK & WILCOX ENVIRONMENTAL

- B&W is at the forefront of developing CO_2 capturing technologies
- Multiple technologies ready for commercial demonstration
- 93 active patents related to carbon capture technology
- Positioned to provide critical solutions to meet global climate goals

B&W has successfully tested three carbon capture technologies applicable to a wide range of fuels and processes

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
10

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 11 Financial Information

Consolidated Financial Summary

($ in Millions)	Twelve Months Ended June 30, 2021*	Twelve Months Ended March 31, 2021*	Twelve Months Ended December 31, 2020*	Twelve Months Ended December 31, 2019
Revenue	$ 653.5	$ 586.0	$ 566.3	$ 859.1
Adjusted Gross Profit	$ 188.3	$ 176.4	$ 173.6	$ 169.5
Adjusted Gross Profit Margin %	28.8%	30.1%	30.7%	19.7%
Operating Income (Loss)	$ 12.6	$ 2.1	$ (1.7)	$ (29.4)
Net income (loss) attributable to stockholders of common stock	$ 25.2	$ 5.7	$ (10.3)	$ (122.0)
Adjusted EBITDA	$ 65.9	$ 52.6	$ 45.1	$ 45.0
Adjusted EBITDA Margin %	10.1%	9.0%	8.0%	5.2%

Note: 2020 results include the recognition in Q3 2020 of a $26.0 million loss recovery settlement related to certain historical EPC loss contracts; figures may not be clerically accurate due to rounding; see SEC financial filings and/or slides in Appendix for reconciliation of non-GAAP measures; COVID-19 adversely impacted all segments in 2020 and YTD June 2021; during the year ended December 31, 2020, we redefined our definition of adjusted EBITDA to eliminate the effects of certain items including loss from a non-strategic business, interest on letters of credit included in cost of operations and loss on business held for sale. Consequently, adjusted EBITDA in prior periods have been revised to conform with the revised definition and present separate reconciling items in our reconciliation.

**COVID-19 adversely impacted all segments in 2020 and through YTD June 2021; strategic actions taken to-date provide the foundation for a strong second half of 2021 and beyond*

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.

12

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 13 Capital Structure Note: Figures may not be clerically accurate due to rounding. (1) As of 6/30/21, includes total restricted cash of $113.5 million of which $110.7 million relates to letters of credit collateral for cash pledged to secure the outstanding and undrawn letters of credit issued under our prior A&R Credit Agreement. As of August 12, 2021, we have issued $60.7 million of backstop letters of credit issued by PNC and reclassified this amount from restricted cash to cash and cash equivalents. We expect the completion of the issuance of new letters of credit to cover the remaining collateral balance of $50.0 million by PNC by 9/30/21, which will alleviate any restricted use of the letters of credit collateral. (2) See SEC financial filings and/or slides in Appendix for reconciliation of non-GAAP measures. 2020 results include the recognition in the third quarter of a $26.0 million loss recovery settlement related to certain historical EPC loss contracts, as previously disclosed. Adjusted EBITDA for LTM as of 6/30/2021 is based on unaudited results for Q1 2021 and Q2 2021; 2020 Adjusted EBITDA excludes losses related to a non-strategic business, interest on letters of credit included in cost of operations and loss on business held for sale. (3) Targeted range for Adjusted EBITDA in 2021 previously disclosed by BW management; the most comparable GAAP target information is not available without unreasonable effort. (4) Net Debt compared to LTM 6/30/2021 Adjusted EBITDA (5) Net Debt compared to 2021 Target Adjusted EBITDA Range 2021 common stock, preferred stock and senior note offerings reduced secured debt by $347 million ($ in Millions) As of Jun 30, 2021 Capitalization: Total Debt $170.9 Cash, cash equivalents and restricted cash (1) 143.6 Net Debt $27.3 Adjusted EBITDA: LTM 6/30/2021 Adjusted EBITDA (2) 65.9 2021 Target Adjusted EBITDA Range (3) 70.0 - 80.0 Total Debt Leverage: Net Leverage (4) 0.41x Target Net Leverage Range (5) 0.34x - 0.39x

Executive Summary



B&W BABCOCK & WILCOX RENEWABLE
B&W BABCOCK & WILCOX ENVIRONMENTAL
B&W BABCOCK & WILCOX THERMAL

Strong Global Brand

Babcock & Wilcox provides high-quality, innovative renewable, environmental and thermal technologies and has served critical power generation and industrial applications for more than 150 years.

Executing a Transformation

B&W is executing a robust growth strategy after:

- Recovering from losses related to several expanded-scope projects, returning to its core technology and delivery model
- Implementing $137 million in cost savings initiatives, with another $5 million identified, and
- Reducing total secured debt by $347 million in 2021 to position for growth and support clean energy growth initiatives

Positioned for Growth

B&W's transformation is gaining momentum, with new branding and a global expansion underway to pursue more than $6 billion in identified project opportunities in high-growth markets over the next three years. B&W is pursuing a further expansion of its clean energy portfolio through innovation and acquisition.

Building Toward the Future

After achieving ~$66 million in adjusted EBITDA in the 12 months ended June 30, 2021, B&W is targeting[1]:

- FY2021 adjusted EBITDA of $70-$80 million
- FY2022 adjusted EBITDA of $95-$105 million

Advancing energy and environmental solutions that bring power and progress to our world

(1) The most comparable GAAP target information is not available without unreasonable effort; based on Q2 2021 results

Disclaimer: B&W Enterprises cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation and may be impacted by the risks described in our SEC reports including, without limitation, the impact of COVID-19 on us and the capital markets and global economic climate generally. We undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. BABCOCK & WILCOX ENTERPRISES, INC. 14

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 15 Appendix

Leadership Team



Chairman & Chief Executive Officer

Kenny Young



Chief Financial Officer

Lou Salamone



Chief Operating Officer

Jimmy Morgan



General Counsel

John Dziewisz



Human Resources

Jacqueline Opal



Corporate Development & Investor Relations

Megan Wilson

B&W BABCOCK & WILCOX RENEWABLE

B&W BABCOCK & WILCOX ENVIRONMENTAL

B&W BABCOCK & WILCOX THERMAL

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
16

Key Market Drivers & Opportunities

- Global drive toward renewable and reusable energy sources
- Increasing global regulatory restrictions on landfilling benefit waste-to-energy
- New EU regulations require higher emissions standards
- An aging utility boiler installed base drives stable aftermarket in the U.S. while growth in international power generation continues
- Water scarcity and regulations drive need for custom cooling solutions
- Potential for carbon legislation benefits emergent carbon-capture technologies

B&W is positioned to capitalize on global trends driving the need for environmental and renewable solutions

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
17

Key Growth Strategies

Grow by **expanding sales, service and business development teams** in key international regions to serve the broad renewable, environmental and thermal markets

Meet the global need for carbon reduction with patented **renewable waste-to-energy & biomass** and **carbon-capture solutions**

Leverage a vast installed base and stable U.S. market to drive aftermarket parts and service sales and generate **strong cash flow**

Provide best-in-class **environmental technologies** to customers across a broad array of markets to meet growing environmental regulations

Core growth strategies focused on driving innovative environmental and renewable technologies, growing aftermarket sales by leveraging the installed base, and expanding internationally in key regions

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
18

Ongoing Transformation

Key strategic actions have returned the company to positive performance and positioned it for growth

	ACTION	ACHIEVED	ONGOING
November 2018	New Senior Management Team led by Kenny Young	✓	
April 2019	Settlement Negotiated for Remaining Loss Contracts; Additional Financing Obtained	✓	
May 2019	EPC Loss Contracts Turned Over to Customers(1)	✓	
June 2019	Sale of Non-Strategic Asset (Loibl)	✓	
July 2019	Deleveraging Events: Rights Offering & Debt Conversion	✓	
May 2020	Extended Credit Facility for Two Years with Further Reductions Through End of 2020	✓	
August 2020	Strategic Organizational and Global Branding Initiative Launched	✓	✓
August 2020	Board Transition to Align with Market-Focused Initiatives Complete	✓	
February 2021	Deleveraging Event: Common Stock and Senior Notes Public Offerings	✓	
March 2021	Entered into ATM sales agreement to sell, from time to time, Senior Notes	✓	✓
May 2021	Deleveraging Event: Preferred Stock Offering	✓	
May 2021	Launch of ClimateBright™ Decarbonization Technologies Platform	✓	
June 2021	Deleveraging Event: Exchange of Secured Term Debt for Preferred Stock; Credit Facility Refinance	✓	
Ongoing	Implementation of ~$137M in Cost Reductions Complete; Further $5 million identified	✓	✓
Ongoing	Pursuing Recoveries from Historical EPC Loss Projects; $9.1M Insurance Proceeds Q3'19; $26M Insurance Loss Recovery Recognized Q3'20; Pursuing Further Recoveries from Subcontractors		✓
Ongoing	Expanding Sales, Service and Business Development Teams Globally		✓
Ongoing	Targeting 2021 adjusted EBITDA of $70-$80 million, 2022 adjusted EBITDA of $95-$105 million(2)		✓

Focus on Strengths

- Focus on core products and services for environmental, renewable and thermal markets
- Increase emphasis on retrofit and aftermarket services
- Focus on quality, high margin projects rather than revenues
- Leverage a vast installed base and robust pipeline
- Return the renewable business to its historically profitable business model, providing core technologies and services, with no EPC scope
- Expand sales, service and business development teams internationally

Financial Credibility & Profitability

(1) 5 of 6 EPC Loss Contracts turned over; Turnover not applicable for last project under settlement terms

(2) The most comparable GAAP target information is not available without unreasonable effort; targets based on current visibility regarding COVID-19 impacts; it is not possible to fully predict the impacts of COVID-19

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC. 19

Financial Reporting Segments

	Key End Markets	Product and Service Overview
BABCOCK & WILCOX RENEWABLE	Waste-to-Energy Biomass Pulp & Paper	Waste-to-energy and biomass technologies, aftermarket equipment upgrades, parts and service
BABCOCK & WILCOX ENVIRONMENTAL	Power Oil and Gas Pulp & Paper General Industry	Air emissions control and ash handling systems, cooling and energy recovery, aftermarket equipment upgrades, parts and service
BABCOCK & WILCOX THERMAL	Power Oil and Gas General Industry	Utility steam generation equipment, industrial boilers, boiler cleaning, aftermarket equipment upgrades, parts and service

Note: Financial performance reported under new segments starting with Q3 2020 results; segment results for prior periods have been restated for comparative purposes.

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
20

Adjusted EBITDA Reconciliation[1]

$ in Millions	Three months ended June 30, 2021	Three months ended June 30, 2020
Adjusted EBITDA [2]	$ 15.1	$ 1.7
Restructuring activities	(2.4)	(2.4)
Financial advisory services	(1.3)	(0.6)
Advisory fees for settlement costs and liquidity planning	(2.1)	(1.2)
Litigation legal costs	(1.2)	(0.3)
Stock compensation	(0.1)	(1.2)
Interest on letters of credit included in cost of operations	(0.3)	(0.2)
Income (loss) from business held for sale	—	0.5
Depreciation & amortization	(4.3)	(4.0)
Contract asset amortization	(0.1)	—
ClimateBright™ product development	(0.3)	—
Loss from a non-strategic business	(0.3)	(0.1)
Gain on asset disposals, net	—	—
Operating income (loss)	2.8	(7.7)
Interest expense, net	(7.9)	(15.3)
Gain (loss) on debt extinguishment	6.5	(6.2)
Loss on sale of business	(2.6)	(0.1)
Net pension benefit	5.9	7.5
Foreign exchange	1.8	7.1
Other – net	0.1	(2.6)
Total other income (expense)	3.9	(9.6)
Income (loss) before income tax expense	6.7	(17.3)
Income tax expense	3.5	0.8
Income (loss) from continuing operations	3.1	(18.1)
Income (loss) from discontinued operations, net of tax	—	(0.1)
Net income (loss)	3.1	(18.2)
Net (income) loss attributable to non-controlling interest	—	0.1
Net income (loss) attributable to stockholders	3.1	(18.1)
Less: Dividend on Series A preferred stock	1.7	—
Net income (loss) attributable to stockholders of common stock	$ 1.4	$ (18.1)

$ in Millions	Six months ended June 30, 2021	Six months ended June 30, 2020
Adjusted EBITDA [2]	$ 23.5	$ 2.7
Restructuring activities	(3.4)	(4.3)
Financial advisory services	(2.2)	(1.5)
Advisory fees for settlement costs and liquidity planning	(4.0)	(3.8)
Litigation legal costs	(1.5)	(0.9)
Stock compensation	(7.9)	(1.9)
Interest on letters of credit included in cost of operations	(0.6)	(0.4)
Income (loss) from business held for sale	(0.5)	(0.3)
Depreciation & amortization	(8.4)	(8.2)
Contract asset amortization	(0.1)	—
ClimateBright™ product development	(0.3)	—
Loss from a non-strategic business	(0.3)	(0.2)
Gain on asset disposals, net	2.0	0.9
Operating income (loss)	(3.7)	(18.0)
Interest expense, net	(22.0)	(37.3)
Gain (loss) on debt extinguishment	6.5	(6.2)
Loss on sale of business	(2.2)	(0.1)
Net pension benefit	15.0	15.0
Foreign exchange	0.6	(2.2)
Other – net	(0.2)	(2.8)
Total other income (expense)	(2.2)	(33.6)
Income (loss) before income tax expense	(5.9)	(51.6)
Income tax expense	6.4	—
Income (loss) from continuing operations	(12.3)	(51.7)
Income (loss) from discontinued operations, net of tax	—	1.8
Net income (loss)	(12.3)	(49.9)
Net (income) loss attributable to non-controlling interest	—	0.2
Net income (loss) attributable to stockholders	(12.3)	(49.6)
Less: Dividend on Series A preferred stock	1.7	—
Net income (loss) attributable to stockholders of common stock	$ (14.1)	$ (49.6)

1) Figures may not be clerically accurate due to rounding
2) Adjusted EBITDA for the three months and six months ended June 30, 2020, excludes losses related to a non-strategic business and interest on letters of credit included in cost of operations that were previously included in Adjusted EBITDA and total $(0.1) million and $(0.2) million, respectively, and $(0.2) million and $(0.4) million, respectively

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BABCOCK & WILCOX ENTERPRISES, INC. 21

Adjusted EBITDA Reconciliation[1]

$ in Millions	Twelve months ended Jun 30, 2021	Dec 31, 2020	Dec 31, 2019
Adjusted EBITDA [2][3]	$ 65.9	$ 45.1	$ 45.0
Restructuring activities	(10.9)	(11.8)	(11.7)
Financial advisory services	(5.1)	(4.4)	(9.1)
Settlement cost to exit Vølund contract [4]	—	—	(6.6)
Advisory fees for settlement costs and liquidity planning	(6.6)	(6.4)	(11.8)
Litigation legal costs	(2.7)	(2.1)	(0.5)
Stock compensation	(10.6)	(4.6)	(3.4)
Interest on letters of credit included in cost of operations	(1.1)	(0.9)	(0.4)
Income (loss) from business held for sale	(0.6)	(0.5)	(5.9)
Depreciation & amortization	(16.9)	(16.8)	(23.6)
Contract asset amortization	(0.1)	—	—
ClimateBright™ product development	(0.3)	—	—
Loss from a non-strategic business	(2.6)	(2.6)	(5.5)
Gain on asset disposals, net	4.3	3.3	3.9
Operating income (loss)	12.6	(1.7)	(29.4)
Interest expense, net	(43.8)	(59.2)	(94.0)
Gain (loss) on debt extinguishment	6.5	(6.2)	(4.0)
Loss on sale of business	(2.2)	(0.1)	(3.6)
Net pension benefit before MTM	28.8	28.8	14.0
MTM (loss) gain from benefit plans	(23.2)	(23.2)	8.8
Foreign exchange	61.6	58.8	(16.6)
Other – net	1.5	(1.1)	0.3
Income (loss) before income tax expense	41.8	(3.9)	(124.4)
Income tax expense	14.5	8.2	5.3
Income (loss) from continuing operations	27.3	(12.1)	(129.7)
Income (loss) from discontinued operations, net of tax	—	1.8	0.7
Net income (loss)	27.3	(10.3)	(129.0)
Net (income) loss attributable to non-controlling interest	(0.3)	—	7.1
Net income (loss) attributable to stockholders	27.0	(10.3)	(122.0)
Less: Dividend on Series A preferred stock	1.7	—	—
Net income (loss) attributable to stockholders of common stock	$ 25.2	$ (10.3)	$ (122.0)

1) Figures may not be clerically accurate due to rounding
2) During the year ended December 31, 2020, we redefined our definition of adjusted EBITDA to eliminate the effects of certain items including loss from a non-strategic business, interest on letters of credit included in cost of operations and loss on business held for sale. Consequently, adjusted EBITDA in prior periods have been revised to conform with the revised definition and present separate reconciling items in our reconciliation.
3) Adjusted EBITDA for the twelve months ended December 31, 2020, include the recognition of a $26.0 million loss recovery settlement related to certain historical EPC loss contracts in the third quarter, as previously disclosed.
4) In March 2019, we entered into a settlement in connection with an additional B&W Renewable waste-to-energy EPC contract, for which notice to proceed was not given and the contract was not started. The settlement eliminated our obligations to act, and our risk related to acting, as the prime EPC should the project have moved forward.

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
22

Adjusted Gross Profit Reconciliation [3]

$ in Millions	Three months ended June 30, 2021		Three months ended June 30, 2020
Adjusted gross profit (1)(2)			
Operating income (loss)	$ 2.8	$	(7.7)
Selling, general and administrative ("SG&A") expenses	33.2		34.5
Advisory fees and settlement costs	4.5		2.0
Amortization expense	2.0		1.3
Restructuring activities	2.4		2.4
Research and development costs	0.6		1.2
Losses from a non-strategic business	0.3		0.1
Gains on asset disposals, net	—		—
Adjusted gross profit	$ 45.8	$	33.8

$ in Millions	Six months ended June 30, 2021		Six months ended June 30, 2020
Adjusted gross profit (1)(2)			
Operating income (loss)	$ (3.7)	$	(18.0)
Selling, general and administrative ("SG&A") expenses	73.6		72.0
Advisory fees and settlement costs	7.8		6.2
Amortization expense	3.4		2.7
Restructuring activities	3.4		4.3
Research and development costs	1.2		2.6
Losses from a non-strategic business	0.3		0.2
Gains on asset disposals, net	(2.0)		(0.9)
Adjusted gross profit	$ 84.0	$	69.2

(1) Intangible amortization is not allocated to the segments' adjusted gross profit, but depreciation is allocated to the segments' adjusted gross profit.
(2) Adjusted gross profit for the three and six months ended June 30, 2020, excludes losses related to a non-strategic business that was previously included in Adjusted gross profit and totals ($0.1) million and ($0.2) million.
(3) Figures may not be clerically accurate due to rounding.

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BABCOCK & WILCOX ENTERPRISES, INC.
23

Adjusted Gross Profit Reconciliation[4]

$ in Millions

	Twelve months ended		
	Jun 30, 2021	Dec 31, 2020	Dec 31, 2019
Adjusted gross profit [1][2][3]			
Operating income (loss)	$ 12.6	$ (1.7)	$ (29.4)
Selling, general and administrative ("SG&A") expenses	143.0	141.4	150.6
Advisory fees and settlement costs	14.5	12.9	27.9
Amortization expense	6.1	5.5	4.3
Restructuring activities	10.9	11.8	11.7
Research and development costs	3.0	4.4	2.9
Losses from a non-strategic business	2.6	2.6	5.5
Gains on asset disposals, net	(4.3)	(3.3)	(3.9)
Adjusted gross profit	$ 188.3	$ 173.6	$ 169.5

(1) Intangible amortization is not allocated to the segments' adjusted gross profit, but depreciation is allocated to the segments' adjusted gross profit.
(2) Adjusted gross profit for the twelve months ended December 31, 2020 and December 31, 2019, excludes losses related to a non-strategic business that was previously included in Adjusted gross profit and totals $2.6 million and $5.5 million.
(3) Adjusted gross profit for the twelve months ended December 31, 2020 includes the recognition of a $26.0 million loss recovery settlement related to certain historical EPC loss contracts in the third quarter, as previously disclosed
(4) Figures may not be clerically accurate due to rounding.

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24

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 25 Key Technologies

Products & Services Across Our Brands

		B&W Babcock & Wilcox Renewable	B&W Babcock & Wilcox Environmental	B&W Babcock & Wilcox Thermal
New Build	Steam Generation Technologies	✓		✓
New Build	Natural Gas-fired Package Boilers	✓		✓
New Build	Boiler Auxiliaries			✓
New Build	Combustion Grates	✓		✓
New Build	Construction	✓	✓	✓
New Build	Emissions Control Solutions		✓	
New Build	Cooling Systems		✓	
New Build	Ash and Material Handling		✓	
Aftermarket	Operations & Maintenance	✓	✓	✓
Aftermarket	Field Service	✓	✓	✓
Aftermarket	Inspections	✓	✓	✓
Aftermarket	Parts	✓	✓	✓
Aftermarket	Retrofits/Upgrades	✓	✓	✓
Aftermarket	Construction	✓	✓	✓

Providing "life of the plant" product and service applications across a broad array of power generation and industrial markets

Note: Gas-fired package boilers are used in coal-fired and renewable plants for start-up or auxiliary power

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
26

Key Technologies: Steam Generation Technologies



Utility Boilers

High pressure, high efficiency, high capacity, low emissions

Fuel: Coal, oil, natural gas, multi-fuel



Waste-to-Energy Boilers

Reduces dependency on landfills and reduces methane gas emissions

Fuels: MSW, RDF



Natural Gas-Fired and Other Industrial Water-Tube Boilers

Bottom- or top-supported, shop- or field-assembled

Fuel: Natural gas, oil, CO, waste heat and gases



Biomass-Fired Boilers

Carbon-neutral technology

Fuels: Wood, wood waste, straw, sludge



Process Recovery Boilers

Single-drum, industry-standard unit for improved mill operation

Fuels: Black liquor

B&W BABCOCK & WILCOX RENEWABLE

B&W BABCOCK & WILCOX THERMAL

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.

27

Key Technologies: Renewable Combustion Grates

DynaGrate® Pivoting Combustion Grate

- Large installed base with diverse set of customers
- Grate design allows for high availability and long operational time, leading to reduced O&M cost
- High thermal efficiency and low emissions
- Fuel flexibility
- Factory assembled modules reduce field construction





A Market Leader with Differentiating Technology in Waste-to-Energy Solutions

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
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28

Key Technologies: Emissions Controls

Emission	Technology Solution
Particulate Control	‣ Pulse Jet Fabric Filters (PJFF) / Baghouses ‣ Wet and Dry Electrostatic Precipitators (ESPs) ‣ Wet Particulate Scrubbers ‣ Multiclone® Dust Collectors
NO_x Control	‣ Selective Catalytic and Non-catalytic Reduction (SCR/SNCR) ‣ Low NO_x Burners and Combustion Systems
SO_2 / Acid Gas Control	‣ Wet or Seawater Flue Gas Desulfurization (FGD) Systems ‣ Semi-dry FGDs (Spray Dry Absorbers, Circulating Dry Scrubbers) ‣ Wet ESPs ‣ Dry Sorbent Injection (DSI)
SO_3 / Acid Mist Control	‣ Wet ESPs ‣ Dry Sorbent Injection (DSI)
Mercury, Dioxins, Furans	‣ Powdered Activated Carbon Injection ‣ Absorption Plus™, MercPlus™, Mitagent™ Additives ‣ GMAB™ ADIOX® and MERCOX® technologies
Wastewater Elimination	‣ Wastewater Evaporation System (WES) via Spray Drying ‣ Air-Cooled Condensers


B&W BABCOCK & WILCOX
ENVIRONMENTAL

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29

Key Technologies: Steam Generation & Environmental Solutions Across a Utility Plant

Key Technologies: Steam Generation & Environmental Solutions Across a Utility Plant

Steam Generator Technology

- Pulverizers
- Furnace
- Burners and ignitors
- Sootblowers
- Pressure parts
- Air heaters and air heating cleaning systems
- Bottom ash handling systems

Environmental Solutions

- Particulate control
- Nitrogen oxides (NO_x) removal
- Sulfur removal
- Mercury, dioxin and furan removal
- Fly ash handling systems
- Wastewater elimination


Particulate Control Technologies
Dry Scrubbing Technologies
Fly Ash Handling
Wet Scrubbing Technologies
Particulate Control Technologies
Fly Ash Handling
SCR NOx Control Technologies
Boiler Pressure Parts
Boiler Cleaning Equipment
Burners
Pulverizers
Bottom Ash Handling
Boiler Auxiliary Components: Fans, Air Heaters, etc.

B&W provides a comprehensive array of proprietary technology and experience to utility power generation customers

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC. 30

B&W's Comprehensive WtE Solutions

BABCOCK & WILCOX RENEWABLE


On-line boiler washing system
DynaFeeder® waste fuel feeder system
VoluMix® system for improved combustion
DynaGrate® combustion grate DynaDischarger® ash removal
Battery storage systems
eos
BABCOCK & WILCOX ENVIRONMENTAL
Cooling towers
Selective non-catalytic reduction (SNCR) NOx control
Fabric filter baghouse
Wet scrubber with ADIOX® including energy recovery
Carbon capture solutions
Water-cooled wear zones and Inconel® corrosion protection

Field Services

Component & System Upgrades

Control Systems

Replacement & Spare Parts

Operation & Maintenance

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
31

Key Technologies: Submerged Grind Conveyor Ash Handling

Designed to meet current and future U.S. regulatory requirements for ash handling with:

- Lower equipment cost
- Lower installation cost
  - Utilize existing hoppers and gate valves
  - No modification to hopper
- Short outage required
- Short lead time
- Available redundancy under the boiler
- Lower O&M costs





BABCOCK & WILCOX ENVIRONMENTAL

An innovative solution to eliminate ash ponds

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
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32

Key Technologies: Clean Coal Solutions Ready for Deployment

OxyBright™ oxygen-fuel combustion

- Oxy-coal combustion technology
- "Near-zero" emissions
- 30 MW demonstration complete
- Full-scale design ready



SolveBright™ post-combustion carbon capture

- Post-combustion technology
- Patented amine-based solvent process
- Pilot commissioning complete
- Installed base retrofit application



B&W BABCOCK & WILCOX ENVIRONMENTAL

Carbon Capture Technology for the 1000 GW of Global Coal Installed Base

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
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33

Key Technologies: BrightLoop™ Chemical Looping Combustion Platform Technology





Coal (Petcoke)
Natural Gas
Biomass
Biogas
FUELS
REDUCER
COMBUSTOR
BrightLoop™
Chemical Looping
CO₂
Combustion:
Steam
Gasification:
H₂
Partial Oxidation:
Syngas
OUTPUT
Process
Turbine
Fuel Cell/Boiler
H₂ Storage
Shift Reaction
Methanation
Fischer-Tropsch
HEAT
POWER
HYDROGEN
CH₃OH
METHANOL
(Gasoline, Diesel, Jet Fuel)
FUELS

- Advanced process for clean power generation and CO_2 capture
- A flameless, oxy-combustion process using oxidation-reduction reactions to process fuel and produce energy for power generation
- Produces a concentrated CO_2 stream that can be captured, cleaned and compressed for use or permanent storage
- Lower cost, higher efficiency
- Working in collaboration with The Ohio State University

BABCOCK & WILCOX ENVIRONMENTAL

Potential extension beyond power generation

Process can be modified to convert carbon-based fuels—coal, biomass and natural gas—to electricity, syngas, chemicals, liquid fuels or hydrogen

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.
34

Key Technologies: Cooling Systems

WET



Natural Draft/Hyperbolic

Fanless design provides low power, noise and maintenance, as well as long operating lifecycle



Mechanical Draft

Counterflow for cost-effective thermal performance; crossflow for low energy consumption and operating costs

MATERIAL OPTIONS:

WOOD | CONCRETE | FIBER-REINFORCED POLYMER (FRP)

DRY



Air-Cooled Condensers

Water preservation technology customized for high-performance, long-life, low noise, corrosion-resistant applications



Air Fin Coolers

Cost-effective designs using embedded or wrapped tubes to meet required thermal, mechanical, noise and space requirements



Optimization Services

Specialized services to maximize plant performance and minimize costs and maintenance

B&W BABCOCK & WILCOX ENVIRONMENTAL

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.

35

Key Technologies: Global Parts & Service

Area	Description
Upgrades & Retrofits	**Maintaining/improving plant operation:** Projects for extending the life of power, process and environmental equipment
Replacement Parts	**Supplying components for system reliability:** High-quality standard or custom-engineered pressure and non-pressure parts
Optimization Systems	**Enhancing efficiency with proven technology:** Diagnostic, monitoring, tuning and control systems for combustion, cleaning and cooling equipment
Engineering Services	**Evaluating options for improved performance:** Expert people, tools and processes to measure, model, design, deliver, train and project manage
Construction	**Adding value through constructability:** Safe execution of new installation, retrofits, system maintenance/repair, plant modifications



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B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 37